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                                                               EXHIBIT 10.23
DOW JONES REUTERS BUSINESS INTERACTIVE, LLC
2000 EMPLOYEE STOCK PURCHASE PLAN
1.    PURPOSE.  The DOW JONES REUTERS BUSINESS INTERACTIVE, LLC 2000
EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is designed to provide an opportunity for the employees of Dow Jones Reuters Business Interactive, LLC (the "Company") and of its designated subsidiaries to purchase shares of Common Stock of Dow Jones & Company, Inc. ("Common Stock") through voluntary systematic payroll deductions and to encourage such employees to continue in the employ of the Company or such subsidiaries and to motivate such employees to exert their best efforts on behalf of the Company and such subsidiaries. It is not intended that this Plan constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").
2. OFFERINGS UNDER THE PLAN. From time to time within the limits of the Plan, shares of Common Stock will be made available for purchase only by employees through offerings thereof made on behalf of the Company by the Board of Directors of Dow Jones & Company, Inc. (the "Board"). The Board may from time to time designate the subsidiaries of the Company whose employees may participate in an offering under the Plan and shall within the limits of the Plan fix the terms and conditions of each offering, including the period of each offering (the "Purchase Period") which shall not exceed twelve months.
3. ELIGIBILITY AND PARTICIPATION OF EMPLOYEES. All regular, full-time employees of the Company and of such subsidiaries as may be designated by the Board shall be eligible to participate in the Plan, except that
(i) there shall be excluded on a uniform basis from each offering:
(a) employees whose customary employment by the Company or a designated subsidiary is twenty hours or less per week, (b) employees whose customary employment by the Company or a designated subsidiary is for not more than five months in any calendar year, (c) any employee who, as of the first day of the Purchase Period, would own stock or hold outstanding options to purchase stock, possessing in the aggregate (as determined under Sections 423(b)(3) and 424(d) of the Code) 5% or more of the total combined voting power or value of all classes of stock of Dow Jones & Company, Inc. ("Dow Jones") or of any subsidiary of Dow Jones, (d) any employee if the grant of an option hereunder would permit his rights to purchase Common Stock under this Plan and under all other employee stock purchase plans, if any, of the Company and its subsidiaries to accrue (as determined under Section 423 of the Code) at a rate which exceeds $25,000 of fair market value of such stock, determined at the time such option is granted, for each calendar year in which such option is outstanding at any time, and (e) any employee whose principal place of employment by the Company is not in the United States, and
(ii) there may be excluded on a uniform basis from any offering, in the discretion of the Committee described in Section 11, employees who at the commencement of the Purchase Period for any such offering have been employed by the Company or a designated subsidiary for less than two years, or such other, shorter period of time as the Committee shall prescribe.

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4.    NUMBER OF SHARES PURCHASABLE.  The number of shares that may be purchased by any employee under an offering, which shall be not less than five shares nor more than such number of shares as shall have a fair market value, determined as of the first day of the Purchase Period, of $25,000, shall be determined by the Board and shall be based upon a uniform relationship to the annual rate of basic or regular compensation of such employee in effect at the commencement of the Purchase Period for such offering, excluding overtime, bonuses, incentive compensation and contributions made to any employee benefit plan maintained by the Company or any subsidiary.
5. SHARES SUBJECT TO THE PLAN. The shares which may be offered under the Plan shall be Common Stock acquired by the Company in the open market or in such other manner as the Committee shall determine. The aggregate number of shares of Common Stock which may be delivered under the Plan is 500,000 except as such number may be increased or decreased pursuant to Section 10. All shares offered under the Plan and for any reason not purchased as well as all shares not previously offered will be available for subsequent offerings.
6. PRICE. The price at which the shares may be purchased in any offering under the Plan shall be the lower of: (a) 80% of the fair market value of the stock on the first day of the Purchase Period (or, in the case of the Purchase Period ending June 30, 2000, 80% of the fair market value of the stock on July 1, 1999) and (b) 80% of the fair market value of the stock on the date the option is exercised. As used in this Section 6 "fair market value" shall mean the composite closing price of the Common Stock on the New York Stock Exchange on the date as of which the Common Stock is to be valued or if the Common Stock shall not have been traded on said Exchange on such date, the composite closing price on said Exchange on the first day prior thereto on which the Common Stock was traded.
7.    PAYROLL DEDUCTIONS; RIGHT OF CANCELLATION; RIGHTS ON TERMINATION
OF EMPLOYMENT OR DEATH. Except as otherwise provided herein, shares purchased under the Plan will be paid for by payroll deductions during the Purchase Period. Prior to commencement of the Purchase Period for each offering, the Committee appointed to administer the Plan pursuant to
Section 11 (the "Committee") shall adopt a schedule of the periodic payroll deductions required to be made in order to purchase specified numbers of shares during such offering. In lieu of any and all participation through payroll deductions, any employee may at the commencement of the Purchase Period make a lump sum cash payment to the Company for such number of shares as he shall determine, but not to exceed the maximum number of shares that he is entitled to purchase pursuant to any offering. Each participant may by written notice to the Company cancel his election to purchase shares under the Plan not later than two weeks (or, in the case of the Purchase Period ending June 30, 2000, two days) prior to the last day of the Purchase Period and in such case any amount withheld for the account of such participant shall be paid to him as promptly as practicable, without interest.

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If the employment of any participant shall terminate prior to the end of the
Purchase Period for any offering because of his retirement or death, such participant or, in the case of the death of a participant, his legal representative, may, within three months after the date of the participant's retirement or death, but in no event later than the expiration of such Purchase Period, purchase the number of shares the participant had elected to purchase in such offering by making a lump sum cash payment to the Company which, when added to the amounts deducted prior to the participant's retirement or death for the purchase of Common Stock in such offering, will be sufficient to cover the purchase price of such number of shares as determined under Section 6. If no such election is exercised, there shall be paid to such participant or, in the case of a participant's death, his legal representative, the amount theretofore deducted under the Plan for the participant's account, without interest. If the employment of any participant shall terminate prior to the end of the Purchase Period for any offering for any reason other than his retirement or death, the Company shall pay to such participant the amount theretofore deducted under the Plan for his account, without interest.
8.    ISSUE OF SHARES.  Shares purchased under the Plan shall be delivered as soon as practicable after the end of the Purchase Period applicable to such shares or upon full payment in cash in a lump sum at the commencement of the Purchase Period or upon the retirement or death of a participant. No participant shall have any rights as a stockholder with respect to any shares which he may purchase under the Plan prior to the date of delivery to him of such shares.
9. ASSIGNABILITY. No assignment or transfer by an employee, former employee or his legal representatives of any option, election to purchase shares, or any other interest under this Plan will be recognized; any purported assignment or transfer, whether voluntary or by operation of law (except by will or the laws of descent and distribution), shall have the effect of terminating such option, election to purchase or other interest.
An employee's option and election to purchase shall be exercisable only by him during his lifetime. If an election to purchase is terminated by reason of the provisions of this Section 9, the only right thereafter continuing shall be the right to have the amount of payroll deductions then credited to the employee's account paid without interest to the employee or other person entitled thereto, as the case may be.
10.    ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.  In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be sold under the Plan and the number and kind of shares which may be purchased under any outstanding offering and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.
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11.    ADMINISTRATION OF THE PLAN.  The Plan shall be administered and interpreted by the same Committee appointed by the Board to administer the Dow Jones 1998 Employee Stock Purchase Plan. None of the Committee members shall be eligible to vote on or make any decision affecting any rights he may be granted to purchase shares under the Plan. The members of the Committee shall serve without compensation, but shall be reimbursed for any reasonable expenses incurred in their capacities as members. The Committee shall serve at the pleasure of the Board and may from time to time adopt rules and regulations for the administration of the Plan. In the absence of fraud or willful misconduct no member of the Committee shall be liable for any action or determination made with respect to the Plan. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.
12. APPLICATION OF FUNDS. The funds deposited with the Company pursuant to the terms of any offering and the proceeds received by the Company from the sale of Common Stock under the Plan will be used for general corporate purposes.
13. COMPLIANCE WITH GOVERNMENT LAW AND REGULATIONS. The Plan, each offering thereunder, and the obligation of the Company to sell and deliver Common Stock thereunder shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification of such shares under any State or Federal law, or any ruling or regulation of any government body which the Company or Dow Jones shall, in its sole discretion, determine to be necessary or advisable.
14. SALE OF SHARES PURCHASED UNDER THE PLAN. It is the hope of the Company that Common Stock purchased under the Plan will be held for investment and not for resale; in furtherance thereof, the Company may impose such limitations on the sale or other disposition of such Common Stock as it deems appropriate. Nothing contained in the Plan shall restrict any employee from selling any Common Stock purchased under the Plan at any time he chooses provided any such sale is consistent with any limitations imposed pursuant to the preceding sentence, and does not violate the Company's Code of Conduct, or any successor to any such policy. Each employee shall assume the risk of any market fluctuations in the price of Common Stock purchased by him under the Plan.
15. COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN. The Company will bear all expenses incurred in administering the Plan, including expenses of delivering Common Stock under the Plan.

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16.    PLAN AND RIGHTS TO PURCHASE COMMON STOCK NOT TO CONFER RIGHT
WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. The Plan and any rights to purchase Common Stock granted under the Plan shall not confer upon any employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall they interfere in any way with the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.
17.    GENERAL.
(a) Each eligible employee may enroll in any offering under the Plan by signing and delivering to the Vice President and Director, Human Resources of the Company, not later than a date specified by the Board for such offering, an Authorization:
(i) authorizing the Company to deduct regularly from his compensation such amount (based upon the number of shares which such employee elects to purchase in any offering) as shall be set forth in the schedule of payroll deductions for such offering adopted by the Committee pursuant to Section 7;
(ii) specifying the number of shares which he elects to purchase at the end of the Purchase Period for such offering; and
(iii) specifying the exact name in which shares purchased by him are to be registered, which shall be the name of the employee or the names of the employee and his or her spouse.
Any adjustments necessary to accumulate the necessary funds to purchase the number of shares which any employee has elected to purchase in any offering shall be made by appropriate adjustments in payroll deductions during the three weeks immediately preceding the end of the Purchase Period. Unless the employee withdraws from the Plan, his Authorization so filed shall continue in effect throughout the Purchase Period of the offering to which it relates. The Company will accumulate and hold for the employee's account the amount deducted from his basic compensation and will maintain accounts for all participants. No interest will be paid on such payroll deductions.
(b) Only full shares of Common Stock may be purchased. Any balance remaining in any employee's account after the purchase of the shares he has elected to purchase in any offering will be promptly refunded to the employee, without interest.
(c) Each eligible employee who continues to be a participant in the Plan on the last day of the Purchase Period of any offering shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purposes of the Plan as his accumulated payroll deductions on such day will pay for at the purchase price.

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(d)  If at any time shares of Common Stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their rights and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded without interest to the employees for whose account they are held.
18. AMENDMENT OR DISCONTINUANCE. The Board may amend, discontinue or terminate the Plan at any time, provided, however, that no amendment, discontinuance or termination shall alter or impair any rights outstanding at the time of such amendment, discontinuance or termination to purchase shares pursuant to any offering hereunder. The Plan will terminate in any event when all or substantially all of the shares reserved for the purposes of the Plan have been delivered.
19.    NAME.  The Plan shall be known as the "DOW JONES REUTERS
BUSINESS INTERACTIVE, LLC 2000 EMPLOYEE STOCK PURCHASE PLAN."



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